Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Marella Thorell, as Chief Financial Officer, Senior Vice President and Treasurer of Evelo Biosciences, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 (the “Report”) fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2022	By:	/s/ Marella Thorell
Marella Thorell
Chief Financial Officer, Senior Vice President and Treasurer
(Principal Financial Officer)